UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 17, 2004



                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                  333-08328-04                  04-3310019
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



      60 Wall Street, New York, New York                             10005
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (212) 250-2500
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

Item 5.     Other Events.
            ------------

      Attached hereto as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for the COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates. On March 17, 2004, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator and Paying Agent, of the COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates, issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated February 18, 2004, as supplemented by the Prospectus Supplement dated February 27, 2004.

     The exhibit hereto supersedes and is deemed to be a substitute for the Pooling and Sevicing Agreement that was filed as exhibit 4.1 by the Company under the Current Report on Form 8-K dated March 17, 2004 and filed on March 30, 2004.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit No.
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Exhibit 4.1       Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator and Paying Agent.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2004


                                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                       CORPORATION




                                       By: /s/ Helaine M. Kaplan
                                           -------------------------------
                                       Name:   Helaine M. Kaplan
                                       Title:  President



                                       By: /s/ Peter J. Cookson
                                           -------------------------------
                                       Name:   Peter J. Cookson
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

4.1                    Pooling and Servicing Agreement,           E
                       dated as of March 1, 2004, by and
                       among Deutsche Mortgage & Asset
                       Receiving Corporation, as
                       Depositor, GMAC Commercial
                       Mortgage Corporation, as
                       Servicer, Lennar Partners, Inc.,
                       as Special Servicer, Wells Fargo
                       Bank, N.A., as Trustee and
                       LaSalle Bank National
                       Association, as Bond
                       Administrator and Paying Agent.